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Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 7, 2003, in the Registration Statement on Form S-1 and related Prospectus of Kinetic Concepts, Inc. dated December 31, 2003.

/s/ Ernst & Young LLP

San Antonio, Texas
December 30, 2003

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  Exhibit 23.2
CONSENT OF INDEPENDENT AUDITORS